UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2010
LIBERATOR MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-05663	87-0267292

(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2979 SE Gran Park Way, Stuart, Florida 34997

(Address of Principal Executive Offices)
(772) 287-2414

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW
On December 9, 2010, the Audit Committee (the “Audit Committee”) of the Board of Directors of Liberator Medical Holdings, Inc. (the “Company”), after consultation with and upon the recommendation of management, concluded that the Company’s previously issued unaudited financial statements as of and for the interim periods ended December 31, 2009, March 31, 2010, and June 30, 2010, contained errors in the application of certain accounting guidance that became effective for the Company on October 1, 2009. As a result, the reports the Company filed on Form 10-Q with the United States Securities and Exchange Commission (the “SEC”) for the interim periods ended December 31, 2009, March 31, 2010, and June 30, 2010, should no longer be relied upon.
During the course of the year-end audit of our financial statements by our independent registered public accounting firm, the Company re-evaluated the accounting treatment of certain convertible notes payable issued in May and October 2008 and converted into the Company’s common stock in May and October 2010, respectively, that contained embedded anti-dilution provisions whereby the conversion price of the notes could have been adjusted if the Company had issued additional shares of common stock or securities exercisable, exchangeable, or convertible into shares of common stock at a price per share less than both the conversion price then in effect and $0.75, specifically, in light of Accounting Standards Codification (“ASC”) 815-40-15, “Derivatives and Hedging — Contracts in Entity’s Own Equity (Scope and Scope Exceptions)” (“ASC 815-40-15”) that became effective for the Company on October 1, 2009.
Previously, the Company had concluded that the embedded anti-dilution provisions were indexed to the Company’s own stock under the ASC 815-40-15 guidance and did not change the accounting treatment for the embedded conversion features when ASC 815-40-15 became effective for the Company on October 1, 2009. However, after re-evaluating the accounting guidance issued under ASC 815-40-15 and our accounting treatment for the embedded conversion features during the year-end audit process, the Company concluded that an error was made in the application of the ASC 815-40-15 guidance that the embedded anti-dilution provisions are not indexed to the Company’s own stock and, therefore, they are embedded derivative financial liabilities (the “Embedded Derivatives”) that require bifurcation and separate accounting. Accordingly, the Company should have recorded a cumulative effect adjustment to the opening balance of retained earnings on October 1, 2009. Subsequently, the Company is required to adjust the Embedded Derivatives to fair value at each balance sheet date, or interim period, and recognize the changes in fair value as a non-cash charge or benefit to earnings, recorded below income from operations in the Company’s statements of operations.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm. As soon as practical after the date of the filing of this Form 8-K, the Company intends to file amended Form 10-Qs for the interim periods ended December 31, 2009, March 31, 2010, and June 30, 2010, with the SEC.
The effects of the restatements presented below are estimates that are subject to change based upon our final analysis and review of the adjustments. The following is a summary of the effects that the restatement adjustments will have on the Company’s unaudited financial statements for each of the interim periods to be amended for fiscal year 2010:
As of and for the three months ended December 31, 2009 (dollars in thousands, except per share amounts):

		Cumulative
		Effect
	As	Adjustment	Current
	Previously	as of	Period	As
	Reported	10/1/2009	Effect	Restated

Balance Sheet Data:

Current Assets	$12,697	$—	$—	$12,697

Total Assets	16,986	—	—	16,986

Current Liabilities	11,860	5,224	5,271	22,355

Total Liabilities	12,601	5,224	5,271	23,096

Additional Paid in Capital	11,820	(390)	—	11,430
Accumulated Deficit	(7,418)	(4,834)	(5,271)	(17,523)

Total Equity (Deficit)	$4,385	$(5,224)	$(5,271)	$(6,110)

	For the three months ended December 31, 2009
	As	Current
	Previously	Period	As
	Reported	Effect	Restated

Statement of Operations Data:

Income from Operations	$1,160	$—	$1,160

Other Income (Expense):
Interest Expense	(243)	(173)	(416)
Change in fair value of derivative liabilities	—	(5,099)	(5,099)

Total Other Income (Expense)	(240)	(5,271)	(5,511)

Net Income (Loss)	$854	$(5,271)	$(4,417)

Basic Earnings (Loss) per Share	$0.03	$(0.16)	(0.13)
Diluted Earnings (Loss) per Share	$0.02	$(0.15)	(0.13)

As of and for the three and six months ended March 31, 2010 (dollars in thousands, except per share data):

		Cumulative
		Effect
	As	Adjustment	Current
	Previously	as of	Period	As
	Reported	10/1/2009	Effect	Restated

Balance Sheet Data:

Current Assets	$20,796	$—	$—	$20,796

Total Assets	26,524	—	—	26,524

Current Liabilities	12,697	5,224	5,503	23,424

Total Liabilities	14,405	5,224	5,503	25,132

Additional Paid in Capital	19,291	(390)	—	18,901
Accumulated Deficit	(7,161)	(4,834)	(5,503)	(17,498)

Total Equity (Deficit)	$12,119	$(5,224)	$(5,503)	$1,392

	For the three months ended March 31,			For the six months ended March 31,
	2010			2010
	As	Current		As	Current
	Previously	Period	As	Previously	Period	As
	Reported	Effect	Restated	Reported	Effect	Restated

Statement of Operations Data:

Income from Operations	$360	$—	$360	$1,521	$—	$1,521

Other Income (Expense):
Interest Expense	(229)	(173)	(402)	(472)	(345)	(817)
Change in fair value of derivative liabilities	—	(59)	(59)	—	(5,158)	(5,158)

Total Other Income (Expense)	(226)	(232)	(458)	(466)	(5,503)	(5,969)

Net Income (Loss)	$256	$(232)	$24	$1,111	$(5,503)	$(4,392)

Basic Earnings (Loss) per Share	$0.01	$(0.01)	$0.00	$0.03	$(0.16)	$(0.13)
Diluted Earnings (Loss) per Share	$0.01	$(0.01)	0.00	$0.02	$(0.15)	$(0.13)
As of and for the three and nine months ended June 30, 2010 (dollars in thousands, except per share data):

		Cumulative
		Effect
	As	Adjustment	Current
	Previously	as of	Period	As
	Reported	10/1/2009	Effect	Restated

Balance Sheet Data:

Current Assets	$22,167	$—	$—	$22,167

Total Assets	28,436	—	—	28,436

Current Liabilities	9,898	5,224	(2,869)	12,253

		Cumulative
		Effect
	As	Adjustment	Current
	Previously	as of	Period	As
	Reported	10/1/2009	Effect	Restated

Total Liabilities	10,531	5,224	(2,869)	12,886

Additional Paid in Capital	24,274	(390)	4,813	28,697
Accumulated Deficit	(6,364)	(4,834)	(1,944)	(13,142)

Total Equity (Deficit)	$17,905	$(5,224)	$(2,869)	$15,550

	For the three months ended June 30,			For the nine months ended June 30,
	2010			2010
	As	Current		As	Current
	Previously	Period	As	Previously	Period	As
	Reported	Effect	Restated	Reported	Effect	Restated

Statement of Operations Data:

Income from Operations	$942	$—	$942	$2,461	$—	$2,461

Other Income (Expense):
Interest Expense	(150)	(139)	(289)	(621)	(484)	(1,105)
Change in fair value of derivative liabilities	—	3,698	3,698	—	(1,459)	(1,459)

Total Other Income (Expense)	(142)	3,559	3,417	(607)	(1,944)	(2,551)

Net Income (Loss)	$798	$3,559	$4,357	$1,908	$(1,944)	$(36)

Basic Earnings (Loss) per Share	$0.02	$0.08	$0.10	$0.05	$(0.05)	$(0.00)
Diluted Earnings (Loss) per Share	$0.02	$0.06	$0.08	$0.04	$(0.04)	$(0.00)

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(c)	Exhibits

Exhibit No.	Description

99.1	Press release issued by Liberator Medical Holdings, Inc., on December 10, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATOR MEDICAL HOLDINGS, INC. Registrant
Dated: December 10, 2010	/s/ Mark A. Libratore
Mark A. Libratore, President